Exhibit 23.1



                       Consent of Independent Accountants

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-70506, No. 33-89872, and No. 333-11351)
         of CFI ProServices, Inc. of our report dated March 5, 1999 relating to the financial statements of MECA Software, L.L.C., which appears in this Amendment No. 1 to the Form 8-K/A of CFI ProServices, Inc. d/b/a Concentrex Incorporated.


         PricewaterhouseCoopers LLP
         Stamford, Connecticut
         August 4, 1999